For period ending February 28, 2001
File number 811-3502
				Exhibit 77C

At a Special Meeting of Shareholders convened on February 1, 2001, the shareholders of the Registrant approved an Agreement and Plan of Reorganization and Termination providing for its reorganization into PACE
Large Company Value Equity Investments PACE Large
Company Value Fund, a series of PaineWebber PACE
Select Advisors Trust. The Registrants shares were voted as follows with respect to the transaction 15,154,986.671 shares were voted for; 572,177.883 shares were voted against; and 610,137.250 shares were voted abstain. The transaction was consummated on February 23, 2001.
Further information regarding the circumstances and details of the transaction is incorporated herein in response to this sub-item by reference to the definitive Combined Proxy Statement and Prospectus dated December 27, 2000, filed with the SEC on December 28, 2000 Accession Number 0000928385-00-003543; SEC File No. 333-51010.






INTERIM
INVESTMENT
MANAGEMENT AND
	77Q-1 Exhibit
ADMINISTRATION CONTRACT
Contract made as of October 10, 2000,
between PAINEWEBBER AMERICA FUND, a
Massachusetts business trust Trust, and
MITCHELL HUTCHINS ASSET MANAGEMENT
INC. Mitchell Hutchins, a Delaware corporation
registered as an investment adviser under the
Investment Advisers Act of 1940, as amended
Advisers Act, and as a broker-dealer under the
Securities Exchange Act of 1934, as amended
1934 Act);
WHEREAS the Trust is registered under
the Investment Company Act of 1940, as
amended 1940 Act, as an open-end management
investment company, and is authorized to offer
for public sale distinct series of shares of
beneficial interest; and
WHEREAS the Trust desires and intends
to have one or more investment advisers Sub-
Advisers provide investment advisory and
portfolio management services with respect to
the series of shares of beneficial interest of the
Trust designated as PaineWebber Growth and
Income Fund Series; and
WHEREAS the Trust desires to retain
Mitchell Hutchins as investment manager and
administrator to furnish certain administrative
and portfolio management services to the Trust
with respect to the Series, and Mitchell Hutchins
is willing to furnish such services;
NOW, THEREFORE, in consideration of
the premises and mutual covenants herein
contained, it is agreed between the parties
hereto as follows:
1.	Appointment. The Trust hereby
appoints Mitchell Hutchins as investment
manager and administrator of the Trust and the
Series for the period and on the terms set forth
in this Contract.  Mitchell Hutchins accepts
such appointment and agrees to render the
services herein set forth, for the compensation
herein provided.
2. 	Duties as Investment Manager;
Appointment of Sub-Advisers
a	Subject to the oversight and direction of the
Trusts Board of Trustees Board, Mitchell Hutchins will
provide to the Trust investment management evaluation
services principally by performing initial reviews of prospective Sub-Advisers for the Series and supervising and monitoring performance of the Sub-Advisers thereafter. Mitchell Hutchins agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. Mitchell Hutchins further agrees to communicate performance expectations and evaluations to
the Sub-Advisers, and to recommend to the Trust whether agreements with Sub-Advisers should be renewed, modified or terminated.
b	Mitchell Hutchins is responsible for
informing the Sub-Advisers of the investment objectives, policies and restrictions of the Series, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Series, and for monitoring the Sub-Advisers
discharge of their duties; but Mitchell Hutchins is not responsible for the specific actions or inactions of a Sub-Adviser in the performance of the duties assigned to it.
c	With respect to each Sub-Adviser for the
Series, Mitchell Hutchins shall enter into an agreement Sub-Advisory Agreement with the Sub-Adviser in substantially the form previously approved by the Board.
d	Mitchell Hutchins shall be
responsible for the fees payable to and shall pay
the Sub-Adviser of the Series the fee as specified
in the Sub-Advisory Agreement relating thereto.
3.	Duties as Administrator.  Mitchell
Hutchins will administer the affairs of the Trust
and Series subject to the oversight and direction
of the Board and the following understandings:
a	Mitchell Hutchins will supervise all
aspects of the operations of the Trust and the
Series, including oversight of transfer agency,
custodial and accounting services, except as
hereinafter set forth; provided, however, that
nothing herein contained shall be deemed to
relieve or deprive the Board of its responsibility
for and control of the conduct of the affairs of
the Trust and the Series.
b 	Mitchell Hutchins will provide the
Trust and the Series with such corporate,
administrative and clerical personnel including
officers of the Trust and services as are
reasonably deemed necessary or advisable by
the Board, including the maintenance of certain
books and records of the Trust and Series.
c	Mitchell Hutchins will arrange, but
not pay, for the periodic preparation, updating,
filing and dissemination as applicable of the
Trusts Registration Statement, proxy material,
tax returns and required reports to shareholders
of the Series and the Securities and Exchange
Commission and other appropriate federal or
state regulatory authorities.
d 	Mitchell Hutchins will provide the
Trust and the Series with, or obtain for it,
adequate office space and all necessary office
equipment and services, including telephone
service, heat, utilities, stationery supplies and
similar items.
e 	Mitchell Hutchins will provide the
Board on a regular basis with economic and
investment analyses and reports and make
available to the Board upon request any
economic, statistical and investment services
normally available to institutional or other
customers of Mitchell Hutchins.
4.	Further Duties. In all matters
relating to the performance of this Contract,
Mitchell Hutchins will act in conformity with the
Declaration of Trust, By-Laws and the currently
effective registration statement of the Trust and
any amendments or supplements thereto
Registration Statement and with the instructions
and directions of the Board and will comply with
the requirements of the 1940 Act, the Advisers
Act, and the rules under each, and all other
applicable federal and state laws and
regulations.
5.	Services Not Exclusive. The services
furnished by Mitchell Hutchins hereunder are
not to be deemed exclusive and Mitchell
Hutchins shall be free to furnish similar services
to others so long as its services under this
Contract are not impaired thereby.  Nothing in
this Contract shall limit or restrict the right of
any director, officer or employee of Mitchell
Hutchins, who may also be a Trustee, officer or
employee of the Trust, to engage in any other
business or to devote his or her time and
attention in part to the management or other
aspects of any other business, whether of a
similar nature or a dissimilar nature.
6. 	Expenses.
a	During the term of this Contract,
the Series will bear all expenses, not specifically
assumed by Mitchell Hutchins, incurred in its
operations and the offering of its shares.
b 	Expenses borne by the Series will
include but not be limited to the following:
(I) the cost (including brokerage commissions of
securities purchased or sold by the Series and
any losses incurred in connection therewith;
(ii) fees payable to and expenses incurred on
behalf of the Series by Mitchell Hutchins under
this Contract; (iii) filing fees and expenses
relating to the registrations and qualification of
the Series shares and the Trust under federal
and/or state securities laws and maintaining
such registration and qualifications; (iv) fees and
salaries payable to the Trusts Trustees and
officers who are not interested persons of the
Trust or Mitchell Hutchins; (v) all expenses
incurred in connection with the Trustees
services, including travel expenses; (vi) taxes
(including any income or franchise taxes) and
governmental fees; (vii) costs of any liability,
uncollectible items of deposit and other
insurance and fidelity bonds; (viii) any costs,
expenses or losses arising out of a liability of or
claim for damages or other relief asserted
against the Trust or the Series for violation of
any law; (ix) legal, accounting and auditing
expenses, including legal fees of special counsel
for those Trustees of the Trust who are not
interested persons of the Trust; (x) charges of
custodians, transfer agents and other agents;
(xi) costs of preparing share certificates;
(xii) expenses of setting in type and printing
prospectuses and supplements thereto,
statements of additional information and
supplements thereto, reports and proxy
materials for existing shareholders; (xiii) costs of
mailing prospectuses and supplements thereto,
statements of additional information and
supplements thereto, reports and proxy
materials to existing shareholders; (xiv) any
extraordinary expenses (including fees and
disbursements of counsel, costs of actions, suits
or proceedings to which the Trust is a party and
the expenses the Trust may incur as a result of
its legal obligation to provide indemnification to
its officers, Trustees, agents and shareholders)
incurred by the Trust or the Series; (xv) fees,
voluntary assessments and other expenses
incurred in connection with membership in
investment company organizations; (xvi) costs of
mailing and tabulating proxies and costs of
meetings of shareholders, the Board and any
committees thereof; (xvii) the cost of investment
company literature and other publications
provided by the Trust to its Trustees and
officers; (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or
redemption options; (xx) charges and expenses
of any outside pricing service used to value
portfolio securities; (xxi) interest on borrowings
of the Trust; and (xxii) fees or expenses related
to license agreements with respect to securities
indices.
(c) 	The Trust or the Series may pay
directly any expenses incurred by it in its
normal operations and, if any such payment is
consented to by Mitchell Hutchins and
acknowledged as otherwise payable by Mitchell
Hutchins pursuant to this Contract, the Series
may reduce the fee payable to Mitchell Hutchins
pursuant to Paragraph 7 thereof by such
amount. To the extent that such deductions
exceed the fee payable to Mitchell Hutchins on
any monthly payment date, such excess shall be
carried forward and deducted in the same
manner from the fee payable on succeeding
monthly payment dates.
(d) 	Mitchell Hutchins will assume the
cost of any compensation for services provided
to the Trust received by the officers of the Trust
and by those Trustees who are interested
persons of the Trust.
(e) 	The payment or assumption by
Mitchell Hutchins of any expenses of the Trust
or the Series that Mitchell Hutchins is not
required by this Contract to pay or assume shall
not obligate Mitchell Hutchins to pay or assume
the same or any similar expense of the Trust or
the Series on any subsequent occasion.
7. 	Compensation.
(a)	 For the services provided and the
expenses assumed pursuant to this Contract,
with respect to the Series, the Trust will pay to
Mitchell Hutchins a fee, computed daily and
paid monthly, at an annual rate of 0.70%,
expressed as a percentage of average daily net
assets of the Series.
(b)	The fee shall be computed daily and
paid monthly to Mitchell Hutchins on or before
the first business day of the next succeeding
calendar month.
(c)	If this Contract becomes effective or
terminates before the end of any month, the fee
for the period from the effective day to the end of
the month or from the beginning of such month
to the date of termination, as the case may be,
shall be prorated according to the proportion
which such period bears to the full month in
which such effectiveness or termination occurs.
8.	Limitation of Liability of Mitchell
Hutchins.  Mitchell Hutchins and its officers,
directors, employees and delegates, including
any Sub-Adviser to the Series, shall not be liable
for any error of judgment or mistake of law or for
any loss suffered by the Trust, the Series or any
of its shareholders, in connection with the
matters to which this Contract relates, except to
the extent that such a loss results from willful
misfeasance, bad faith or gross negligence on its
part in the performance of its duties or from
reckless disregard by it of its obligations and
duties under this Contract.  Any person, even
though also an officer, director, employee, or
agent of Mitchell Hutchins, who may be or
become an officer, Trustee, employee or agent of
the Trust shall be deemed, when rendering
services to the Series or the Trust or acting with
respect to any business of the Series or the
Trust, to be rendering such service to or acting
solely for the Series or the Trust and not as an
officer, director, employee, or agent or one under
the control or direction of Mitchell Hutchins
even though paid by it.
9.	Limitation of Liability of the Trustees and
Shareholders of the Trust.  The Trustees of the Trust and
the shareholders of the Series shall not be liable for any obligations of the Series or the Trust under this Agreement and Mitchell Hutchins agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.
10. 	Duration and Termination.
(a)	This Contract shall become effective for the
Series upon the day and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are
not parties to this Contract or interested persons of any such party cast at a meeting called for the purpose of voting on such approval and in which the Trustees may participate by any means of communication that allows all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for the Series for a period of 150 days after the day and year first above written.
(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be
terminated at any time, without the payment of
any penalty, by vote of the Board or by a vote of
a majority of the outstanding voting securities of
the Series on ten days written notice to Mitchell
Hutchins and may be terminated by Mitchell
Hutchins at any time, without the payment of
any penalty, on sixty days written notice to the
Trust.  Termination of this Contract with respect
to the Series shall in no way affect the continued
validity of this Contract.
11.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but only
by an instrument in writing signed by the party
against which enforcement of the change,
waiver, discharge or termination is sought, and
no amendment of this contract as to the Series
shall be effective until approved by vote of the
Independent Trustees or a majority of the Series
outstanding voting securities.
12.	Governing Law.  This Contract shall
be construed in accordance with the laws of the
State of New York, without giving effect to the
conflicts of laws principles thereof, and in
accordance with the 1940 Act, provided,
however, that section 9 above will be construed
in accordance with the laws of the
Commonwealth of Massachusetts.  To the extent
that the applicable laws of the State of New York
or the Commonwealth of Massachusetts conflict
with the applicable provisions of the 1940 Act,
the latter shall control.
13.	Miscellaneous.  The captions in this
Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms majority of the outstanding voting securities, affiliated person,interested person, assignment,broker, investment adviser, national securities exchange, net assets, prospectus, sale, sell and security shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties
hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


Attest:  /s/ Cristina Paradiso
            Assistant Secretary

Attest:  /s/ Keith A. Weller
	First Vice President and
	Associate General Counsel

PAINEWEBBER AMERICA FUND
By  /s/ Dianne E. ODonnell
Name:  Dianne E. ODonnell
Title:  Vice President and Secretary
MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
By  /s/ Amy R. Doberman
Name:  Amy R. Doberman
Title:  Senior Vice President and
           General Counsel


INTERIM SUB-ADVISORY
CONTRACT	77Q-1 Exhibit
	Agreement made as of October 10, 2000
Contract between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation
Mitchell Hutchins, and WESTWOOD
MANAGEMENT CORPORATION, a New York
corporation Sub-Adviser.
	RECITALS
	(1)	Mitchell Hutchins has entered into
an Interim Investment Management and
Administration Agreement, dated October 10,
2000 (Management Agreement), with
PaineWebber America Fund (Trust), an open-end
management investment company registered
under the Investment Company Act of 1940, as
amended (1940 Act), with respect to the series of
the Trust designated as PaineWebber Growth and
Income Fund (Series);
	(2)	Mitchell Hutchins wishes to retain
the Sub-Adviser to furnish certain investment
advisory services to Mitchell Hutchins and the
Series; and
	(3)	The Sub-Adviser is willing to furnish
such services;
	NOW, THEREFORE, in consideration of the
premises and mutual covenants herein
contained, Mitchell Hutchins and the Sub-
Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins
hereby appoints the Sub-Adviser as an
investment sub-adviser with respect to the Series
for the period and on the terms set forth in this
Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services
herein set forth, for the compensation herein
provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and
direction of the Trusts Board of Trustees Board
and review by Mitchell Hutchins, and any written
guidelines adopted by the Board or Mitchell
Hutchins, the Sub-Adviser will provide a
continuous investment program for all or a
designated portion of the assets (Segment) of the
Series, including investment research and
discretionary management with respect to all
securities and investments and cash equivalents
in the Series or Segment.  The Sub-Adviser will
determine from time to time what investments
will be purchased, retained or sold by the Series
or Segment.  The Sub-Adviser will be responsible
for placing purchase and sell orders for
investments and for other related transactions for
the Series or Segment.  The Sub-Adviser will be
responsible for voting proxies of issuers of
securities held by the Series or Segment.  The
Sub-Adviser understands that the Series assets
need to be managed so as to permit it to qualify
or to continue to qualify as a regulated
investment company under Subchapter M of the
Internal Revenue Code, as amended (Code).  The
Sub-Adviser will provide services under this
Contract in accordance with the Series
investment objective, policies and restrictions as
stated in the Trusts currently effective
registration statement under the 1940 Act, and
any amendments or supplements thereto
(Registration Statement).
	(b)	The Sub-Adviser agrees that, in
placing orders with brokers, it will attempt to
obtain the best net result in terms of price and
execution; provided that, on behalf of the Series,
the Sub-Adviser may, in its discretion, use
brokers that provide the Sub-Adviser with
research, analysis, advice and similar services to
execute portfolio transactions on behalf of the
Series or Segment, and the Sub-Adviser may pay
to those brokers in return for brokerage and
research services a higher commission than may
be charged by other brokers, subject to the Sub-
Advisers determining in good faith that such
commission is reasonable in terms either of the
particular transaction or of the overall
responsibility of the Sub-Adviser to the Series
and its other clients and that the total
commissions paid by the Series or Segment will
be reasonable in relation to the benefits to the
Series over the long term.  In no instance will
portfolio securities be purchased from or sold to
Mitchell Hutchins or the Sub-Adviser, or any
affiliated person thereof, except in accordance
with the federal securities laws and the rules and
regulations thereunder.  The Sub-Adviser may
aggregate sales and purchase orders with respect
to the assets of the Series or Segment with
similar orders being made simultaneously for
other accounts advised by the Sub-Adviser or its
affiliates.  Whenever the Sub-Adviser
simultaneously places orders to purchase or sell
the same security on behalf of the Series and one
or more other accounts advised by the Sub-
Adviser, the orders will be allocated as to price
and amount among all such accounts in a
manner believed to be equitable over time to each
account.  Mitchell Hutchins recognizes that in
some cases this procedure may adversely affect
the results obtained for the Series or Segment.
	(c)	The Sub-Adviser will maintain all
books and records required to be maintained
pursuant to the 1940 Act and the rules and
regulations promulgated thereunder with respect
to transactions by the Sub-Adviser on behalf of
the Series or Segment, and will furnish the Board
and Mitchell Hutchins with such periodic and
special reports as the Board or Mitchell Hutchins
reasonably may request.  In compliance with the
requirements of Rule 31a-3 under the 1940 Act,
the Sub-Adviser hereby agrees that all records
that it maintains for the Series are the property of
the Trust, agrees to preserve for the periods
prescribed by Rule 31a-2 under the 1940 Act any
records that it maintains for the Trust and that
are required to be maintained by Rule 31a-1
under the 1940 Act, and further agrees to
surrender promptly to the Trust any records that
it maintains for the Series upon request by the
Trust.
	(d)	At such times as shall be reasonably
requested by the Board or Mitchell Hutchins, the
Sub-Adviser will provide the Board and Mitchell
Hutchins with economic and investment analyses
and reports as well as quarterly reports setting
forth the performance of the Series or Segment
and make available to the Board and Mitchell
Hutchins any economic, statistical and
investment services that the Sub-Adviser
normally makes available to its institutional or
other customers.
	(e)	In accordance with procedures
adopted by the Board, as amended from time to
time, the Sub-Adviser is responsible for assisting
in the fair valuation of all portfolio securities in
the Series or Segment and will use its reasonable
efforts to arrange for the provision of a price from
one or more parties independent of the Sub-
Adviser for each portfolio security for which the
custodian does not obtain prices in the ordinary
course of business from an automated pricing
service.
	3.	Further Duties.  In all matters
relating to the performance of this Contract, the
Sub-Adviser will act in conformity with the
Trusts Trust Instrument, By-Laws and
Registration Statement and with the written
instructions and written directions of the Board
and Mitchell Hutchins; and will comply with the
requirements of the 1940 Act and the Investment
Advisers Act of 1940, as amended (Advisers Act)
and the rules under each, Subchapter M of the
Internal Revenue Code (Code), as applicable to
regulated investment companies; and all other
federal and state laws and regulations applicable
to the Trust and the Series.  Mitchell Hutchins
agrees to provide to the Sub-Adviser copies of the
Trusts Trust Instrument, By-Laws, Registration
Statement, written instructions and directions of
the Board and Mitchell Hutchins, and any
amendments or supplements to any of these
materials as soon as practicable after such
materials become available; and further agrees to
identify to the Sub-Adviser in writing any broker-
dealers that are affiliated with Mitchell Hutchins
(other than PaineWebber Incorporated and
Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all expenses
incurred by it in connection with its services
under this Contract.  The Sub-Adviser shall not
be responsible for any expenses incurred by the
Trust, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses
assumed by the Sub-Adviser pursuant to this Contract,
Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-Adviser with a schedule showing the manner in
which the fee was computed.  If the Sub-Adviser is
managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Advisers Segment.
(b)	The fee shall be accrued daily and payable
monthly to the Sub-Adviser on or before the last business
day of the next succeeding calendar month.
	(c)	If this Contract becomes effective or
terminates before the end of any month, the fee
for the period from the effective date to the end of
the month or from the beginning of such month
to the date of termination, as the case may be,
shall be pro-rated according to the proportion
that such period bears to the full month in which
such effectiveness or termination occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable
for any error of judgment or mistake of law or for
any loss suffered by the Series, the Trust, its
shareholders or by Mitchell Hutchins in
connection with the matters to which this
Contract relates, except a loss resulting from
willful misfeasance, bad faith or gross negligence
on its part in the performance of its duties or
from reckless disregard by it of its obligations and
duties under this Contract.
	(b)	In no event will a Sub-Adviser have
any responsibilities for any other series of the
Trust, for any portion of the Series investments
not managed by the Sub-Adviser or for the acts or
omissions of any other sub-adviser to the Trust
or Series.
		In particular, in the event the Sub-
Adviser shall manage only a portion of the Series
investments, the Sub-Adviser shall have no
responsibility for the Series being in violation of
any applicable law or regulation or investment
policy or restriction applicable to the Series as a
whole or for the Series failing to qualify as a
regulated investment company under the Code, if
the securities and other holdings of the Segment
managed by the Sub-Adviser are such that such
Segment would not be in such violation or fail to
so qualify if such segment were deemed a
separate series of the Trust or a separate
regulated investment company under the Code.
		Nothing in this section shall be
deemed a limitation or waiver of any obligation or
duty that may not by law be limited or waived.
	7.	Representations of Sub-Adviser.  The
Sub-Adviser represents, warrants and agrees as
follows:
	(a)	The Sub-Adviser (i) is registered as
an investment adviser under the Advisers Act and
will continue to be so registered for so long as
this Contract remains in effect; (ii) is not
prohibited by the 1940 Act or the Advisers Act
from performing the services contemplated by
this Contract; (iii) has met and will seek to
continue to meet for so long as this Contract
remains in effect, any other applicable federal or
state requirements, or the applicable
requirements of any regulatory or industry self-
regulatory agency necessary to be met in order to
perform the services contemplated by this
Contract; (iv) has the authority to enter into and
perform the services contemplated by this
Contract; and (v) will promptly notify Mitchell
Hutchins of the occurrence of any event that
would disqualify the Sub-Adviser from serving as
an investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or
otherwise.
	(b)	The Sub-Adviser has adopted a
written code of ethics and appropriate procedures
complying with the requirements of Rule 17j-1
under the 1940 Act and will provide Mitchell
Hutchins and the Board with a copy of such code
of ethics, together with evidence of its adoption.
Within fifteen days of the end of the last calendar
quarter of each year that this Contract is in
effect, the president or a vice president of the
Sub-Adviser shall certify to Mitchell Hutchins
that the Sub-Adviser has complied with the
requirements of Rule 17j-1 during the previous
year and that there has been no material
violation of the Sub-Advisers code of ethics or, if
such a violation has occurred, that appropriate
action was taken in response to such violation.
Upon the written request of Mitchell Hutchins,
the Sub-Adviser shall permit Mitchell Hutchins,
its employees or its agents to examine the reports
required to be made by the Sub-Adviser pursuant
to Rule 17j-1 and all other records relevant to the
Sub-Advisers code of ethics.
	(c)	The Sub-Adviser has provided
Mitchell Hutchins with a copy of its Form ADV,
as most recently filed with the Securities and
Exchange Commission (SEC) and promptly will
furnish a copy of all amendments to Mitchell
Hutchins at least annually.
	(d)	The Sub-Adviser will notify Mitchell
Hutchins of any change of control of the Sub-
Adviser, including any change of its general
partners or 25% shareholders or 25% limited
partners, as applicable, and any changes in the
key personnel who are either the portfolio
manager(s) of the Series or senior management of
the Sub-Adviser, in each case prior to, or
promptly after, such change.
	(e)	The Sub-Adviser agrees that neither
it, nor any of its affiliates, will in any way refer
directly or indirectly to its relationship with the
Series, the Trust, Mitchell Hutchins or any of
their respective affiliates in offering, marketing or
other promotional materials without the prior
express written consent of Mitchell Hutchins.
8.  	Services Not Exclusive.  The services
furnished by the Sub-Adviser hereunder
are not to be deemed exclusive and the
Sub-Adviser shall be free to furnish
similar services to others so long as its
services under this Contract are not
impaired thereby or unless otherwise
agreed to by the parties hereunder in
writing.  Nothing in this Contract shall
limit or restrict the right of any trustee,
director, officer or employee of the Sub-
Adviser, who may also be a Trustee,
officer or employee of the Trust, to
engage in any other business or to
devote his or her time and attention in
part to the management or other
aspects of any other business, whether
of a similar nature or a dissimilar
nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective upon
the day and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party (Independent Trustees) cast at a meeting called for the purpose of voting on such approval and in which the
Trustees may participate by any means of communication
that allow all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for a period of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be
terminated at any time, without the payment of
any penalty, by vote of the Board or by a vote of
a majority of the outstanding voting securities of
the Series on ten days written notice to the Sub-
Adviser and may be terminated by the Sub-
Adviser at any time, without the payment of any
penalty, on sixty days written notice to Mitchell
Hutchins.  The Contract may also be terminated,
without payment of penalty, by Mitchell
Hutchins (i) upon material breach by the Sub-
Adviser of any of the representations and
warranties set forth in Paragraph 7 of this
Contract, if such breach shall not have been
cured within a 20 day period after notice of such
breach or (ii) if, in the reasonable judgment of
Mitchell Hutchins, the Sub-Adviser becomes
unable to discharge its duties and obligations
under this Contract, including circumstances
such as financial insolvency of the Sub-Adviser
or other circumstances that could adversely
affect the Series.
	10.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but only
by an instrument in writing signed by the party
against whom enforcement of the change, waiver,
discharge or termination is sought.  No
amendment of this Contract as to the Series
shall be effective until approved by vote of the
Independent Trustees or a majority of the Series
outstanding voting securities.
	11.	Governing Law.  This Contract shall
be construed in accordance with the 1940 Act
and the laws of the State of New York, without
giving effect to the conflicts of laws principles
thereof. To the extent that the applicable laws of
the State of New York conflict with the applicable
provisions of the 1940 Act, the latter shall
control.
	12.	Miscellaneous.  The captions in this
Contract are included for convenience of
reference only and in no way define or delimit any
of the provisions hereof or otherwise affect their construction or effect. If any provision of this
Contract shall be held or made invalid by a court
decision, statute, rule or otherwise, the
remainder of this Contract shall not be affected
thereby.  This Contract shall be binding upon and
shall inure to the benefit of the parties hereto and
their respective successors.  As used in this
Contract, the terms majority of the outstanding
voting securities, affiliated person, interested
person, assignment, broker, investment adviser,
net assets, sale, sell and security shall have the
same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted
by the SEC by any rule, regulation or order.
Where the effect of a requirement of the federal
securities laws reflected in any provision of this
Contract is made less restrictive by a rule,
regulation or order of the SEC, whether of special
or general application, such provision shall be
deemed to incorporate the effect of such rule,
regulation or order.  This Contract may be signed
in counterpart.
	13.	Notices.  Any notice herein required
is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. ODonnell, Deputy
General Counsel.  All notices provided to the Sub-
Adviser will be sent to the attention of Jacqueline
L. Finley, Compliance Officer.
	IN WITNESS WHEREOF, the parties hereto
have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

By:	/s/ Keith A. Weller
	Name:  Keith A. Weller
	Title:  First Vice President




Attest:

By:	/s/ Blair Baker
	Name:  Blair Baker
	Title:  Manager Client Services

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Dianne E. ODonnell
	Name:  Dianne E. ODonnell
	Title:  Deputy General Counsel

WESTWOOD MANAGEMENT
CORPORATION
300 Crescent Court, Suite 1300
Dallas, Texas 75201
By:	/s/ Brian O. Casey
	Name:  Brian O. Casey
	Title:  Executive Vice President
and
                       Chief Operating Officer


INTERIM SUB-ADVISORY
CONTRACT	77Q-1 Exhibit
	Agreement made as of October 10, 2000
(Contract) between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation
(Mitchell Hutchins), and STATE STREET GLOBAL
ADVISORS, a division of STATE STREET BANK
AND TRUST COMPANY, a Massachusetts Trust
company (Sub-Adviser).
	RECITALS
	(1)	Mitchell Hutchins has entered into
an Interim Investment Management and
Administration Agreement, dated October 10,
2000 (Management Agreement), with
PaineWebber America Fund (Trust), an open-end
management investment company registered
under the Investment Company Act of 1940, as
amended (1940 Act), with respect to the series of
the Trust designated as PaineWebber Growth and
Income Fund (Series);
	(2)	Mitchell Hutchins wishes to retain
the Sub-Adviser to furnish certain investment
advisory services to Mitchell Hutchins and the
Series; and
	(3)	The Sub-Adviser is willing to furnish
such services;
	NOW, THEREFORE, in consideration of the
premises and mutual covenants herein
contained, Mitchell Hutchins and the Sub-
Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins
hereby appoints the Sub-Adviser as an
investment sub-adviser with respect to the Series
for the period and on the terms set forth in this
Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services
herein set forth, for the compensation herein
provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and
direction of the Trusts Board of Trustees (Board)
and review by Mitchell Hutchins, and any written
guidelines adopted by the Board or Mitchell
Hutchins, the Sub-Adviser will provide a
continuous investment program for all or a
designated portion of the assets (Segment) of the
Series, including investment research and
discretionary management with respect to all
securities and investments and cash equivalents
in the Series or Segment.  The Sub-Adviser will
determine from time to time what investments
will be purchased, retained or sold by the Series
or Segment.  The Sub-Adviser will be responsible
for placing purchase and sell orders for
investments and for other related transactions for
the Series or Segment.  The Sub-Adviser will be
responsible for voting proxies of issuers of
securities held by the Series or Segment.  The
Sub-Adviser understands that the Series assets
need to be managed so as to permit it to qualify
or to continue to qualify as a regulated
investment company under Subchapter M of the
Internal Revenue Code, as amended (Code).  The
Sub-Adviser will provide services under this
Contract in accordance with the Series
investment objective, policies and restrictions as
stated in the Trusts currently effective
registration statement under the 1940 Act, and
any amendments or supplements thereto
(Registration Statement).
	(b)	The Sub-Adviser agrees that, in
placing orders with brokers, it will obtain the best
net result in terms of price and execution;
provided that, on behalf of the Series, the Sub-
Adviser may, in its discretion, use brokers that
provide the Sub-Adviser with research, analysis,
advice and similar services to execute portfolio
transactions on behalf of the Series or Segment,
and the Sub-Adviser may pay to those brokers in
return for brokerage and research services a
higher commission than may be charged by other
brokers, subject to the Sub-Advisers determining
in good faith that such commission is reasonable
in terms either of the particular transaction or of
the overall responsibility of the Sub-Adviser to the
Series and its other clients and that the total
commissions paid by the Series or Segment will
be reasonable in relation to the benefits to the
Series over the long term.  In no instance will
portfolio securities be purchased from or sold to
Mitchell Hutchins or the Sub-Adviser, or any
affiliated person thereof, except in accordance
with the federal securities laws and the rules and
regulations thereunder.  The Sub-Adviser may
aggregate sales and purchase orders with respect
to the assets of the Series or Segment with
similar orders being made simultaneously for
other accounts advised by the Sub-Adviser or its
affiliates.  Whenever the Sub-Adviser
simultaneously places orders to purchase or sell
the same security on behalf of the Series and one
or more other accounts advised by the Sub-
Adviser, the orders will be allocated as to price
and amount among all such accounts in a
manner believed to be equitable over time to each
account.  Mitchell Hutchins recognizes that in
some cases this procedure may adversely affect
the results obtained for the Series or Segment.
	(c)	The Sub-Adviser will maintain all
books and records required to be maintained
pursuant to the 1940 Act and the rules and
regulations promulgated thereunder with respect
to transactions by the Sub-Adviser on behalf of
the Series or Segment, and will furnish the Board
and Mitchell Hutchins with such periodic and
special reports as the Board or Mitchell Hutchins
reasonably may request.  In compliance with the
requirements of Rule 31a-3 under the 1940 Act,
the Sub-Adviser hereby agrees that all records
that it maintains for the Series are the property of
the Trust, agrees to preserve for the periods
prescribed by Rule 31a-2 under the 1940 Act any
records that it maintains for the Trust and that
are required to be maintained by Rule 31a-1
under the 1940 Act, and further agrees to
surrender promptly to the Trust any records that
it maintains for the Series upon request by the
Trust.
	(d)	At such times as shall be reasonably
requested by the Board or Mitchell Hutchins, the
Sub-Adviser will provide the Board and Mitchell
Hutchins with economic and investment analyses
and reports as well as quarterly reports setting
forth the performance of the Series or Segment
and make available to the Board and Mitchell
Hutchins any economic, statistical and
investment services that the Sub-Adviser
normally makes available to its institutional or
other customers.
	(e)	In accordance with procedures
adopted by the Board, as amended from time to
time, the Sub-Adviser is responsible for assisting
in the fair valuation of all portfolio securities in
the Series or Segment and will use its reasonable
efforts to arrange for the provision of a price from
one or more parties independent of the Sub-
Adviser for each portfolio security for which the
custodian does not obtain prices in the ordinary
course of business from an automated pricing
service.
	3.	Further Duties.  In all matters
relating to the performance of this Contract, the
Sub-Adviser will seek to act in conformity with
the Trusts Declaration of Trust, By-Laws and
Registration Statement and with the written
instructions and written directions of the Board
and Mitchell Hutchins; and will comply with the
requirements of the 1940 Act and, to the extent
applicable, the Investment Advisers Act of 1940,
as amended (Advisers Act) and the rules under
each, Subchapter M of the Internal Revenue Code
(Code), as applicable to regulated investment
companies; and all other federal and state laws
and regulations applicable to the Trust and the
Series. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trusts Declaration of
Trust, By-Laws, Registration Statement, written
instructions and directions of the Board and
Mitchell Hutchins, and any amendments or
supplements to any of these materials as soon as
practicable after such materials become available;
and further agrees to identify to the Sub-Adviser
in writing any broker-dealers that are affiliated
with Mitchell Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all expenses
incurred by it in connection with its services
under this Contract.  The Sub-Adviser shall not
be responsible for any expenses incurred by the
Trust, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses
assumed by the Sub-Adviser pursuant to this Contract,
Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-Adviser with a schedule showing the manner in
which the fee was computed.  If the Sub-Adviser is
managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Advisers Segment.
(b)	The fee shall be accrued daily and payable
monthly to the Sub-Adviser on or before the last business
day of the next succeeding calendar month.
	(c)	If this Contract becomes effective or
terminates before the end of any month, the fee
for the period from the effective date to the end of
the month or from the beginning of such month
to the date of termination, as the case may be,
shall be pro-rated according to the proportion
that such period bears to the full month in which
such effectiveness or termination occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable
for any error of judgment or mistake of law or for
any loss suffered by the Series, the Trust, its
shareholders or by Mitchell Hutchins in
connection with the matters to which this
Contract relates, except a loss resulting from
willful misfeasance, bad faith or gross negligence
on its part in the performance of its duties or
from reckless disregard by it of its obligations and
duties under this Contract.
	(b)	In no event will the Sub-Adviser have
any responsibilities for any other series of the
Trust, for any portion of the Series investments
not managed by the Sub-Adviser or for the acts or
omissions of any other sub-adviser to the Trust
or Series.
		In particular, in the event the Sub-
Adviser shall manage only a portion of the Series
investments, the Sub-Adviser shall have no
responsibility for the Series being in violation of
any applicable law or regulation or investment
policy or restriction applicable to the Series as a
whole or for the Series failing to qualify as a
regulated investment company under the Code, if
the securities and other holdings of the Segment
managed by the Sub-Adviser are such that such
Segment would not be in such violation or fail to
so qualify if such segment were deemed a
separate series of the Trust or a separate
regulated investment company under the Code.
		Nothing in this section shall be
deemed a limitation or waiver of any obligation or
duty that may not by law be limited or waived.
	7.	Representations of Sub-Adviser.  The
Sub-Adviser represents, warrants and agrees as
follows:
	(a)	The Sub-Adviser (i) is not required to
be registered as an investment adviser under the
Advisers Act; (ii) is not prohibited by the 1940 Act
or the Advisers Act from performing the services
contemplated by this Contract; (iii) has met and
will seek to continue to meet for so long as this
Contract remains in effect, any other applicable
federal or state requirements, or the applicable
requirements of any regulatory or industry self-
regulatory agency necessary to be met in order to
perform the services contemplated by this
Contract; (iv) has the authority to enter into and
perform the services contemplated by this
Contract; and (v) will promptly notify Mitchell
Hutchins of the occurrence of any event that
would disqualify the Sub-Adviser from serving as
an investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or
otherwise.
	(b)	The Sub-Adviser has adopted a
written code of ethics and appropriate procedures
complying with the requirements of Rule 17j-1
under the 1940 Act and will provide Mitchell
Hutchins and the Board with a copy of such code
of ethics, together with evidence of its adoption.
Within fifteen days of the end of the last calendar
quarter of each year that this Contract is in
effect, the president or a vice president of the
Sub-Adviser shall certify to Mitchell Hutchins
that the Sub-Adviser has complied with the
requirements of Rule 17j-1 during the previous
year and that there has been no material
violation of the Sub-Advisers code of ethics or, if
such a violation has occurred, that appropriate
action was taken in response to such violation.
Upon the written request of Mitchell Hutchins,
the Sub-Adviser shall permit Mitchell Hutchins,
its employees or its agents to examine the reports
required to be made by the Sub-Adviser pursuant
to Rule 17j-1 and all other records relevant to the
Sub-Advisers code of ethics.
	(c)	The Sub-Adviser will notify Mitchell
Hutchins of any change of control of the Sub-
Adviser, including any change of its general
partners or 25% shareholders or 25% limited
partners, as applicable, and any changes in the
key personnel who are either the portfolio
manager(s) of the Series or senior management of
the Sub-Adviser, in each case prior to, or
promptly after, such change.
	(d)	The Sub-Adviser agrees that neither
it, nor any of its affiliates, will in any way refer
directly or indirectly to its relationship with the
Series, the Trust, Mitchell Hutchins or any of
their respective affiliates in offering, marketing or
other promotional materials without the prior
express written consent of Mitchell Hutchins.
9.  	Services Not Exclusive.  The services
furnished by the Sub-Adviser hereunder
are not to be deemed exclusive and the
Sub-Adviser shall be free to furnish
similar services to others so long as its
services under this Contract are not
impaired thereby or unless otherwise
agreed to by the parties hereunder in
writing.  Nothing in this Contract shall
limit or restrict the right of any trustee,
director, officer or employee of the Sub-
Adviser, who may also be a Trustee,
officer or employee of the Trust, to
engage in any other business or to
devote his or her time and attention in
part to the management or other
aspects of any other business, whether
of a similar nature or a dissimilar
nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective upon
the day and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party (Independent Trustees) cast at a meeting called for the purpose of voting on such approval and in which the
Trustees may participate by any means of communication
that allows all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for a period of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be
terminated at any time, without the payment of
any penalty, by vote of the Board or by a vote of
a majority of the outstanding voting securities of
the Series on ten days written notice to the Sub-
Adviser and may be terminated by the Sub-
Adviser at any time, without the payment of any
penalty, on sixty days written notice to Mitchell
Hutchins.  The Contract may also be terminated,
without payment of penalty, by Mitchell
Hutchins (i) upon material breach by the Sub-
Adviser of any of the representations and
warranties set forth in Paragraph 7 of this
Contract, if such breach shall not have been
cured within a 20 day period after notice of such
breach or (ii) if, in the reasonable judgment of
Mitchell Hutchins, the Sub-Adviser becomes
unable to discharge its duties and obligations
under this Contract, including circumstances
such as financial insolvency of the Sub-Adviser
or other circumstances that could adversely
affect the Series.
	10.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but only
by an instrument in writing signed by the party
against whom enforcement of the change, waiver,
discharge or termination is sought.  No
amendment of this Contract as to the Series
shall be effective until approved by vote of the
Independent Trustees or a majority of the Series
outstanding voting securities.
	11.	Governing Law.  This Contract shall
be construed in accordance with the 1940 Act
and the laws of the State of New York, without
giving effect to the conflicts of laws principles
thereof. To the extent that the applicable laws of
the State of New York conflict with the applicable
provisions of the 1940 Act, the latter shall
control.
	12.	Miscellaneous.  The captions in this
Contract are included for convenience of
reference only and in no way define or delimit any
of the provisions hereof or otherwise affect their construction or effect. If any provision of this
Contract shall be held or made invalid by a court
decision, statute, rule or otherwise, the
remainder of this Contract shall not be affected
thereby.  This Contract shall be binding upon and
shall inure to the benefit of the parties hereto and
their respective successors.  As used in this
Contract, the terms majority of the outstanding
voting securities, affiliated person interested
person, assignment, broker, investment adviser,
net assets, sale, sell and security shall have the
same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted
by the SEC by any rule, regulation or order.
Where the effect of a requirement of the federal
securities laws reflected in any provision of this
Contract is made less restrictive by a rule,
regulation or order of the SEC, whether of special
or general application, such provision shall be
deemed to incorporate the effect of such rule,
regulation or order.  This Contract may be signed
in counterpart.
	13.	Notices.  Any notice herein required
is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. ODonnell, Deputy
General Counsel.  All notices provided to the Sub-
Adviser will be sent to the attention of the Compliance Officer.
	IN WITNESS WHEREOF, the parties hereto
have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

By:	/s/ Keith A. Weller
	Name:  Keith A. Weller
	Title:  First Vice President




Attest:

By:	/s/ Gregory J. Mulready
	Name:  Gregory J. Mulready
	Title:  Principal

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Dianne E. ODonnell
	Name:  Dianne E. ODonnell
	Title:  Deputy General Counsel

STATE STREET BANK AND TRUST
COMPANY, on behalf of its division,
STATE STREET GLOBAL ADVISORS
Two International Place
Boston, Massachusetts  02110

By:	/s/ John R. Serhant
	Name:  John R. Serhant
	Title:  Executive Vice President


INTERIM SUB-
ADVISORY CONTRACT
	77Q-1 Exhibit
	Agreement made as of October 10, 2000
(Contract) between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation
(Mitchell Hutchins, and INSTITUTIONAL CAPITAL
CORPORATION, a Delaware  corporation (Sub-
Adviser).
	RECITALS
	(1)	Mitchell Hutchins has entered into
an Interim Investment Management and
Administration Agreement, dated October 10,
2000 (Management Agreement), with
PaineWebber America Fund (Trust), an open-end
management investment company registered
under the Investment Company Act of 1940, as
amended (1940 Act), with respect to the series of
the Trust designated as PaineWebber Growth and
Income Fund (Series);
	(2)	Mitchell Hutchins wishes to retain
the Sub-Adviser to furnish certain investment
advisory services to Mitchell Hutchins and the
Series; and
	(3)	The Sub-Adviser is willing to furnish
such services;
	NOW, THEREFORE, in consideration of the
premises and mutual covenants herein
contained, Mitchell Hutchins and the Sub-
Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins
hereby appoints the Sub-Adviser as an
investment sub-adviser with respect to the Series
for the period and on the terms set forth in this
Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services
herein set forth, for the compensation herein
provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and
direction of the Trusts Board of Trustees (Board)
and review by Mitchell Hutchins, and any written
guidelines adopted by the Board or Mitchell
Hutchins, the Sub-Adviser will provide a
continuous investment program for all or a
designated portion of the assets (Segment) of the
Series, including investment research and
discretionary management with respect to all
securities and investments and cash equivalents
in the Series or Segment.  The Sub-Adviser will
determine from time to time what investments
will be purchased, retained or sold by the Series
or Segment.  The Sub-Adviser will be responsible
for placing purchase and sell orders for
investments and for other related transactions for
the Series or Segment.  The Sub-Adviser will be
responsible for voting proxies of issuers of
securities held by the Series or Segment.  The
Sub-Adviser understands that the Series assets
need to be managed so as to permit it to qualify
or to continue to qualify as a regulated
investment company under Subchapter M of the
Internal Revenue Code, as amended (Code).  The
Sub-Adviser will provide services under this
Contract in accordance with the Series
investment objective, policies and restrictions as
stated in the Trusts currently effective
registration statement under the 1940 Act, and
any amendments or supplements thereto
(Registration Statement).
	(b)	The Sub-Adviser agrees that, in
placing orders with brokers, it will attempt to
obtain the best net result in terms of price and
execution; provided that, on behalf of the Series,
the Sub-Adviser may, in its discretion, use
brokers that provide the Sub-Adviser with
research, analysis, advice and similar services to
execute portfolio transactions on behalf of the
Series or Segment, and the Sub-Adviser may pay
to those brokers in return for brokerage and
research services a higher commission than may
be charged by other brokers, subject to the Sub-
Advisers determining in good faith that such
commission is reasonable in terms either of the
particular transaction or of the overall
responsibility of the Sub-Adviser to the Series
and its other clients and that the total
commissions paid by the Series or Segment will
be reasonable in relation to the benefits to the
Series over the long term.  In no instance will
portfolio securities be purchased from or sold to
Mitchell Hutchins or the Sub-Adviser, or any
affiliated person thereof, except in accordance
with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect
to the assets of the Series or Segment with
similar orders being made simultaneously for
other accounts advised by the Sub-Adviser or its
affiliates.  Whenever the Sub-Adviser
simultaneously places orders to purchase or sell
the same security on behalf of the Series and one
or more other accounts advised by the Sub-
Adviser, the orders will be allocated as to price
and amount among all such accounts in a
manner believed to be equitable over time to each
account.  Mitchell Hutchins recognizes that in
some cases this procedure may adversely affect
the results obtained for the Series or Segment.
	(c)	The Sub-Adviser will maintain all
books and records required to be maintained
pursuant to the 1940 Act and the rules and
regulations promulgated thereunder with respect
to transactions by the Sub-Adviser on behalf of
the Series or Segment, and will furnish the Board
and Mitchell Hutchins with such periodic and
special reports as the Board or Mitchell Hutchins
reasonably may request.  In compliance with the
requirements of Rule 31a-3 under the 1940 Act,
the Sub-Adviser hereby agrees that all records
that it maintains for the Series are the property of
the Trust, agrees to preserve for the periods
prescribed by Rule 31a-2 under the 1940 Act any
records that it maintains for the Trust and that
are required to be maintained by Rule 31a-1
under the 1940 Act, and further agrees to
surrender promptly to the Trust any records that
it maintains for the Series upon request by the
Trust.
	(d)	At such times as shall be reasonably
requested by the Board or Mitchell Hutchins, the
Sub-Adviser will provide the Board and Mitchell
Hutchins with economic and investment analyses
and reports as well as quarterly reports setting
forth the performance of the Series or Segment
and make available to the Board and Mitchell
Hutchins any economic, statistical and
investment services that the Sub-Adviser
normally makes available to its institutional or
other customers.
	(e)	In accordance with procedures
adopted by the Board, as amended from time to
time, the Sub-Adviser is responsible for assisting
in the fair valuation of all portfolio securities in
the Series or Segment and will use its reasonable
efforts to arrange for the provision of a price from
one or more parties independent of the Sub-
Adviser for each portfolio security for which the
custodian does not obtain prices in the ordinary
course of business from an automated pricing
service.
	3.	Further Duties.  In all matters
relating to the performance of this Contract, the Sub-Adviser will act in conformity with the
Trusts Trust Instrument, By-Laws and
Registration Statement and with the written
instructions and written directions of the Board
and Mitchell Hutchins; and will comply with the
requirements of the 1940 Act and the Investment
Advisers Act of 1940, as amended (Advisers Act)
and the rules under each, Subchapter M of the
Internal Revenue Code Code, as applicable to
regulated investment companies; and all other
federal and state laws and regulations applicable
to the Trust and the Series.  Mitchell Hutchins
agrees to provide to the Sub-Adviser copies of the
Trusts Trust Instrument, By-Laws, Registration
Statement, written instructions and directions of
the Board and Mitchell Hutchins, and any
amendments or supplements to any of these
materials as soon as practicable after such
materials become available; and further agrees to
identify to the Sub-Adviser in writing any broker-
dealers that are affiliated with Mitchell Hutchins
(other than PaineWebber Incorporated and
Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all expenses
incurred by it in connection with its services
under this Contract.  The Sub-Adviser shall not
be responsible for any expenses incurred by the
Trust, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses
assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-Adviser with a schedule showing the manner in
which the fee was computed.  If the Sub-Adviser is
managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Advisers Segment.
(b)	The fee shall be accrued daily and payable
monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
	(c)	If this Contract becomes effective or
terminates before the end of any month, the fee
for the period from the effective date to the end of
the month or from the beginning of such month
to the date of termination, as the case may be,
shall be pro-rated according to the proportion
that such period bears to the full month in which
such effectiveness or termination occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable
for any error of judgment or mistake of law or for
any loss suffered by the Series, the Trust, its
shareholders or by Mitchell Hutchins in
connection with the matters to which this
Contract relates, except a loss resulting from
willful misfeasance, bad faith or gross negligence
on its part in the performance of its duties or
from reckless disregard by it of its obligations and
duties under this Contract.
	(b)	In no event will the Sub-Adviser have
any responsibilities for any other series of the
Trust, for any portion of the Series investments
not managed by the Sub-Adviser or for the acts or
omissions of any other sub-adviser to the Trust
or Series.
		In particular, in the event the Sub-
Adviser shall manage only a portion of the Series investments, the Sub-Adviser shall have no responsibility for the Series being in violation of
any applicable law or regulation or investment
policy or restriction applicable to the Series as a
whole or for the Series failing to qualify as a
regulated investment company under the Code, if
the securities and other holdings of the Segment
managed by the Sub-Adviser are such that such
Segment would not be in such violation or fail to
so qualify if such segment were deemed a
separate series of the Trust or a separate
regulated investment company under the Code.
		Nothing in this section shall be
deemed a limitation or waiver of any obligation or
duty that may not by law be limited or waived.
	7.	Representations of Sub-Adviser.  The
Sub-Adviser represents, warrants and agrees as
follows:
	(a)	The Sub-Adviser (i) is registered as
an investment adviser under the Advisers Act and
will continue to be so registered for so long as
this Contract remains in effect; (ii) is not
prohibited by the 1940 Act or the Advisers Act
from performing the services contemplated by
this Contract; (iii) has met and will seek to
continue to meet for so long as this Contract
remains in effect, any other applicable federal or
state requirements, or the applicable
requirements of any regulatory or industry self-
regulatory agency necessary to be met in order to
perform the services contemplated by this
Contract; (iv) has the authority to enter into and
perform the services contemplated by this
Contract; and (v) will promptly notify Mitchell
Hutchins of the occurrence of any event that
would disqualify the Sub-Adviser from serving as
an investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or
otherwise.
	(b)	The Sub-Adviser has adopted a
written code of ethics and appropriate procedures
complying with the requirements of Rule 17j-1
under the 1940 Act and will provide Mitchell
Hutchins and the Board with a copy of such code
of ethics, together with evidence of its adoption.
Within fifteen days of the end of the last calendar
quarter of each year that this Contract is in
effect, the president or a vice president of the
Sub-Adviser shall certify to Mitchell Hutchins
that the Sub-Adviser has complied with the
requirements of Rule 17j-1 during the previous
year and that there has been no material
violation of the Sub-Adviser code of ethics or, if
such a violation has occurred, that appropriate
action was taken in response to such violation.
Upon the written request of Mitchell Hutchins,
the Sub-Adviser shall permit Mitchell Hutchins,
its employees or its agents to examine the reports
required to be made by the Sub-Adviser pursuant
to Rule 17j-1 and all other records relevant to the
Sub-Advisers code of ethics.
	(c)	The Sub-Adviser has provided
Mitchell Hutchins with a copy of its Form ADV,
as most recently filed with the Securities and
Exchange Commission SEC and promptly will
furnish a copy of all amendments to Mitchell
Hutchins at least annually.
	(d)	The Sub-Adviser will notify Mitchell
Hutchins of any change of control of the Sub-
Adviser, including any change of its general
partners or 25% shareholders or 25% limited
partners, as applicable, and any changes in the
key personnel who are either the portfolio
managers of the Series or senior management of
the Sub-Adviser, in each case prior to, or
promptly after, such change.
	(e)	The Sub-Adviser agrees that neither
it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the
Series, the Trust, Mitchell Hutchins or any of
their respective affiliates in offering, marketing or
other promotional materials without the prior
express written consent of Mitchell Hutchins.
	8.	Representation of Mitchell Hutchins.
Mitchell Hutchins represents that (i) the Trust was duly organized as a Massachusetts business trust under the laws of Massachusetts, (ii) the appointment of the Sub-Adviser has been duly authorized and (iii) the Trust has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

	9.	Services Not Exclusive.  The services
furnished by the Sub-Adviser hereunder are not
to be deemed exclusive and the Sub-Adviser shall
be free to furnish similar services to others so
long as its services under this Contract are not
impaired thereby or unless otherwise agreed to by
the parties hereunder in writing.  Nothing in this
Contract shall limit or restrict the right of any
trustee, director, officer or employee of the Sub-
Adviser, who may also be a Trustee, officer or
employee of the Trust, to engage in any other
business or to devote his or her time and
attention in part to the management or other
aspects of any other business, whether of a
similar nature or a dissimilar nature.
	10.	Duration and Termination.
(a)	This Contract shall become effective upon
the day and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party Independent Trustees cast at a meeting called for the purpose of voting on such approval and in which the
Trustees may participate by any means of communication
that allow all Trustees participating to hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for a period of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing, with
respect to the Series, this Contract may be
terminated at any time, without the payment of
any penalty, by vote of the Board or by a vote of
a majority of the outstanding voting securities of
the Series on ten days written notice to the Sub-
Adviser and may be terminated by the Sub-
Adviser at any time, without the payment of any
penalty, on sixty days written notice to Mitchell
Hutchins.  The Contract may also be terminated,
without payment of penalty, by Mitchell
Hutchins (i) upon material breach by the Sub-
Adviser of any of the representations and
warranties get forth in Paragraph 7 of this
Contract, if such breach shall not have been
cured within a 20 day period after notice of such
breach or (ii) if, in the reasonable judgment of
Mitchell Hutchins, the Sub-Adviser becomes
unable to discharge its duties and obligations
under this Contract, including circumstances
such as financial insolvency of the Sub-Adviser
or other circumstances that could adversely
affect the Series.
	11.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but only
by an instrument in writing signed by the party
against whom enforcement of the change, waiver,
discharge or termination is sought.  No
amendment of this Contract as to the Series
shall be effective until approved by vote of the
Independent Trustees or a majority of the Series
outstanding voting securities.
	12.	Governing Law.  This Contract shall
be construed in accordance with the 1940 Act
and the laws of the State of New York, without
giving effect to the conflicts of laws principles
thereof. To the extent that the applicable laws of
the State of New York conflict with the applicable
provisions of the 1940 Act, the latter shall
control.
	13.	Miscellaneous.  The captions in this
Contract are included for convenience of
reference only and in no way define or delimit any
of the provisions hereof or otherwise affect their construction or effect. If any provision of this
Contract shall be held or made invalid by a court
decision, statute, rule or otherwise, the
remainder of this Contract shall not be affected
thereby.  This Contract shall be binding upon and
shall inure to the benefit of the parties hereto and
their respective successors.  As used in this
Contract, the terms majority of the outstanding
voting securities, affiliated person, interested
person, assignment, broker, investment adviser,
net assets sale, sell and security shall have the
same meaning as such terms have in the 1940
Act, subject to such exemption as may be granted
by the SEC by any rule, regulation or order.
Where the effect of a requirement of the federal
securities laws reflected in any provision of this
Contract is made less restrictive by a rule,
regulation or order of the SEC, whether of special
or general application, such provision shall be
deemed to incorporate the effect of such rule,
regulation or order.  This Contract may be signed
in counterpart.
	14.	Notices.  Any notice herein required
is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. ODonnell, Deputy
General Counsel.  All notices provided to the Sub-
Adviser will be sent to the attention of Pamela H.
Conroy, Senior Vice President.

	IN WITNESS WHEREOF, the parties hereto
have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Growth and Income Fund
America